Exhibit 24.1

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2013:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2013, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 21st day of February, 2014.

/s/ Ellen R. Alemany

_________________________________________
Name:  Ellen R. Alemany

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2013:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2013, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 24th day of February, 2014.

/s/ Michael J. Embler

_________________________________________
Name:  Michael J. Embler

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2013:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2013, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 27th day of February, 2014.

/s/ William M. Freeman

_________________________________________
Name:  William M. Freeman

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2013:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2013, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of February, 2014.

/s/ David M. Moffett

_________________________________________
Name:  David M. Moffett

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2013:

Hereby acknowledges she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2013, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, her true and lawful attorneys-in-fact and agents, for her and in her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the 20th day of February, 2014.

/s/ R. Brad Oates

_________________________________________
Name:  R. Brad Oates

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2013:

Hereby acknowledges she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2013, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, her true and lawful attorneys-in-fact and agents, for her and in her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the 22nd day of February, 2014.

/s/ Marianne Miller Parrs

_________________________________________
Name:  Marianne Miller Parrs

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2013:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2013, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 21st day of February, 2014.

/s/ Gerald Rosenfeld

_________________________________________
Name:  Gerald Rosenfeld

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2013:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2013, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 24th day of February, 2014.

/s/ John R. Ryan

_________________________________________
Name:  John R. Ryan

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2013:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2013, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 27th day of February, 2014.

/s/ Sheila A. Stamps

_________________________________________
Name:  Sheila A. Stamps

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2013:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2013, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 21st day of February, 2014.

/s/ Seymour Sternberg

_________________________________________
Name:  Seymour Sternberg

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2013:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2013, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 27th day of February, 2014.

/s/ Peter J. Tobin

_________________________________________
Name:  Peter J. Tobin

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2013:

Hereby acknowledges she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2013, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, her true and lawful attorneys-in-fact and agents, for her and in her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the 28th day of February, 2014.

/s/ Laura S. Unger

_________________________________________
Name:  Laura S. Unger